Exhibit 10.2

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 7, 2006 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of November 3, 2005 (as the same may be amended (including pursuant to this Amendment), supplemented or otherwise modified from time to time, the “Credit Agreement”), among Roundy’s Supermarkets, Inc., a Wisconsin corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Bear, Stearns & Co. Inc. and Goldman Sachs Credit Partners L.P., as joint lead arrangers and joint bookrunners (in such capacities, the “Lead Arrangers”), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the “Administrative Agent”), Goldman Sachs Credit Partners L.P., as syndication agent (in such capacity, the “Syndication Agent”), and the institutions listed in the Credit Agreement as documentation agents (collectively, in such capacity, the “Documentation Agents”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and

WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by:

(a)           inserting the following new definition in the appropriate alphabetical order:

“Shutdown”: the shut-down of operations and closing of three retail grocery stores.

(b)           amending the definition of “Consolidated EBITDA” to read in its entirety as follows:

“Consolidated EBITDA”: for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period (except in the case of clause (j) below), the sum of (a) income tax expense (including, without duplication, franchise and foreign withholding taxes and any state single business unitary or similar tax), (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Existing Credit Facility and the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill impairment) and organization costs and any goodwill impairment loss recognized by FAS No. 142, (e) any extraordinary charges, expenses or losses determined in accordance with GAAP, (f) non-cash compensation expenses arising from the issuance of stock, options to purchase stock and stock appreciation rights to the management of Holdings (to the extent attributable to work performed on behalf of the Borrower), the Borrower or any of its Subsidiaries, (g) any other non-cash charges, non-cash expenses or non-cash losses of Holdings (to the extent attributable to work performed on behalf of the Borrower), the Borrower or any of its Subsidiaries (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period, but including non-cash charges arising out of the restructuring, consolidation, severance or discontinuance of any portion of the operations, employees and/or management of Holdings (to the extent attributable to work performed on behalf of the Borrower), the Borrower and its Subsidiaries); provided, however, that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated EBITDA in the period when such payments are made, (h) costs, fees and expenses incurred in connection with the Transactions or the issuance, payment or exchange of the Notes, (i) reasonable costs, fees and expenses incurred in connection with Dispositions made in reliance on Section 8.5(a) (but only to the extent it is a Disposition of “surplus” property) and Section 8.5(f), in each case, as permitted herein, (j) the cash proceeds of any business interruption insurance to the extent such proceeds are not included in determining Consolidated Net Income for such period and (k) one-time charges incurred in connection with the Shutdown not to exceed $28,000,000 in the aggregate, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary income or gains determined in accordance with GAAP and (c) any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (g) above), all as determined on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the Consolidated Leverage Ratio or the Consolidated Senior Secured Leverage Ratio, (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall

2

be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, as determined in accordance with Regulation S-X (except as determined reasonably and in good faith by the chief financial officer of the Borrower and set forth in an officer’s certificate delivered to the Administrative Agent setting forth in reasonable detail the basis for any adjustments which are not in compliance with Regulation S-X, which adjustments are acceptable to the Administrative Agent in its reasonable judgment) and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period, as determined in accordance with Regulation S-X (except as determined reasonably and in good faith by the chief financial officer of the Borrower and set forth in an officer’s certificate delivered to the Administrative Agent setting forth in reasonable detail the basis for any adjustments which are not in compliance with Regulation S-X, which adjustments are acceptable to the Administrative Agent in its reasonable judgment). As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Borrower and its Subsidiaries in excess of $2,000,000; and “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $2,000,000.

SECTION 3.  Conditions to Effectiveness. This Amendment shall become effective upon the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Required Lenders.

SECTION 4.  Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

SECTION 5.  Effect of Amendment. (a) This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the

3

Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

(b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 7.  Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 8.  Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), each of which when so executed and delivered shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9.  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[The remainder of this page is intentionally left blank.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above wirtten.

ROUNDY’S SUPERMARKETS, INC., as
Borrower

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Group V. P.-Legal Risk & Treasury

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

BEAR STEARNS CORPORATE LENDING INC.,
as Administrative Agent

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

BEAR STEARNS CORPORATE LENDING INC.,

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

ADAR INVESTMENT FUND LTD

By: ADAR Investment Management LLC, its
Investment Manager

By:	/s/ Aaron Morse
Name: Aaron Morse
Title: Chief Operating Officer

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

ALCENTRA WAREHOUSE, LTD.

By:	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

American Skandia/PIMCO Ltd. Maturity Bond Portfolio
By:	Pacific Investment Management Company LLC,
at its Investment Advisor, acting through PNC Bank
in the Nominee Name of Barnett & Co.

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

ARCHIMEDES FUNDING III, LTD.

BY:	West Gate Horizons Advisors LLC,
as Collateral Manager

BY:	/s/ Cheryl Wasilewski
Name	Cheryl Wasilewski
Title:	Senior Credit Analyst

Signature Page to First Amendment to
Round’s Supermarkets, Inc. A&R Credit Agreement

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

BY:	West Gate Horizons Advisors LLC,
as Collateral Manager

BY:	/s/ Cheryl Wasilewski
Name	Cheryl Wasilewski
Title:	Senior Credit Analyst

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Atlas Loan Funding 3, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Avenue CLO Fund Ltd.

Avenue CLO II, Ltd

Avenue CLO III, Ltd.

By:	/s/ Richard D’Addario
Name: Richard D’Addario
Title: Senior Portfolio Manager

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

AXA Premier VIP High Yield Portfolio
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

BIG SKY III SENIOR LOAN TRUST
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

California Public Employees’ Retirement System
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

CAMBRIA INSTITUTIONAL LOAN FUND

By:	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ John O’Dowd
Name: John O’Dowd
Title: Authorized Signatory

	By:	/s/ Gerald J. Carlos
		Name:	Gerald J. Carlos
		Title:	Authorized Signatory

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Citibank, N.A.

By:	/s/ David E. Graber
Name: DAVID E. GRABER
Title: Attorney-in-Fact

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Clarenville CDO, SA
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

CLIFFSIDE HOLDINGS LIMITED
BY:	ANGELO, GORDON & CO., LP.
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name: BRUCE MARTIN
Title: MANAGING DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

[NAME OF LENDER]

By:	/s/ Susan Owen
Name: Susan Owen
Title: Columbus Nova

ColumbusNova CLO Ltd. 2006-1

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
INTERNATIONAL” New York Branch

By:	/s/ Ivan Rodriguez
Name: Ivan Rodriguez
Title: Vice President

By:	/s/ Rebecca Morrow
Name: Rebecca Morrow
Title: Executive Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ Kristi Milton
Name: Kristi Milton
Title: Assistant Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Diamond Lake CLO, LTD

By:	/s/ Wade Winter
Name: Wade Winter
Title: SVP

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Duane Street CLO 1, Ltd.

By: DiMaio Ahmad Capital LLC as Collateral
Manager

By:	/s/ Paul Travers
Name: PAUL TRAVERS
Title: MANAGING DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Duane Street CLO II, Ltd.

By: DiMaio Ahmad Capital LLC as Interim
Collateral Manager

By:	/s/ Paul Travers
Name: PAUL TRAVERS
Title: MANAGING DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE CDO III, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE CDO VI LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Eaton Vance CDO VIII, Ltd.
BY: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE FLOATING-RATE
INCOME TRUST
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE
LIMITED DURATION INCOME FUND
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE SENIOR INCOME TRUST
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Eaton Vance Variable
Leverage Fund Ltd.
By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

EATON VANCE
VT FLOATING-RATE INCOME FUND
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Emporia Preferred Funding I, Ltd.
Emporia Capital Management LLC

By:	/s/ Steven Alexander
Name: STEVEN ALEXANDER
Title: DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Emporia Preferred Funding II, Ltd.
Emporia Capital Management LLC

By:	/s/ Steven Alexander
Name: STEVEN ALEXANDER
Title: DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

ENDURANCE CLO I, LTD.

c/o:	West Gate Horizons Advisors LLC,
as Collateral Manager

BY:	/s/ Cheryl Wasilewski
Name:	Cheryl Wasilewski
Title:	Senior Credit Analyst

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Evergreen CBNA Loan Funding LLC, for itself or as agent for
Evergreen CFPI Loan Funding LLC

By:	/s/ Roy Hykal
	Name:	ROY HYKAL
	Title:	Attorney-in-fact

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

FARM CREDIT BANK OF TEXAS

By:	/s/ Luis M. H. Requejo
	Name:	Luis M. H. Requejo
	Title:	Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Fraser sullivan CLO I, Ltd.
By: Fraser Sullivan Investment Management, LLC,
as Collateral Manager

By:	/s/ John W. Fraser
Name: John W. Fraser
Title: Managing Partner

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Gale Force 1 CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Mellssa Marano
Name:	Mellssa Marano
Title:	Authorized Signatory

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Gale Force 2 CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Mellssa Marano
Name:	Mellssa Marano
Title:	Authorized Signatory

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Global Enhanced Loan Fund S.A.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Greyrock CDO Ltd
Aladdin Capital Management LLC

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Hewett’s Island CDO, Ltd.
By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager.

By:	/s/ Preston I. Carnes, Jr.
Name: Preston I. Carnes, Jr.
Title: Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Hewett’s Island CLO II, Ltd.
By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager.

By:	/s/ Preston I. Carnes, Jr.
Name: Preston I. Carnes, Jr.
Title: Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Hewett’s Island CLO III, Ltd.
By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager.

By:	/s/ Robert Weeden
Name: Robert Weeden
Title: Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Hewett’s Island CLO IV, Ltd.
By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager.

By:	/s/ Robert Weeden
Name: Robert Weeden
Title: Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

IBM Personal Pension Plan Trust
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

IBM Savings Plan Trust
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

ING PIMCO Core Bond Portfolio
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ Robert Weeden
Name: Robert Weeden
Title: Managing Director

By:	/s/ Preston I. Carnes, Jr.
Name: Preston I. Carnes, Jr.
Title: Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

JPMORGAN CHASE BANK, N. A.

By:	/s/ Frederick B. Varhula
Name: Frederick B. Varhula
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Landmark V CDO Ltd
Aladdin Capital Management LLC

By:	/s/ William S. [ILLEGIBLE]
Name: William S. [ILLEGIBLE]
Title: Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

LaSalle Bank National Association

By:	/s/ Dana Reynolds
Name: Dana Reynolds
Title: Officer

LaSalle Bank National Association

By:	/s/ Charles Corbisiero
Name: Charles Corbisiero
Title: First Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

LCM I LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

LCM II LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

LCM III, Ltd.
By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

LCM IV Ltd.
By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Portfolio Manager

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

LightPoint CLO 2004-1, Ltd.

LightPoint CLO III, Ltd.

LightPoint CLO IV, Ltd.

By:	/s/ Colin Donlan
Name: COLIN DONLAN
Title: DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Loan Funding III LLC
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Met Investors Series Trust PIMCO Total Return Portfolio
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Microsoft Global Finance, Ltd.
By:	Pacific Investment Management Corporation LLC,
as its Investment Advisor, acting through Northern
Trust Company in the Nominee Name of How & Co.

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Morgan Stanley Senior Funding, Inc

By:	/s/ Vanessa E. Marling
Name: Vanessa E. Marling
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

MT. WILSON CLO, LTD

By:	/s/ [ILLEGIBLE]
Name:
Title:

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

NEMEAN CLO, LTD.

BY:	West Gate Horizons Advisors LLC,
as Investment Manager

BY:	/s/ Cheryl Wasilewski
Name	Cheryl Wasilewski
Title:	Senior Credit Analyst

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Nob Hill CLO, Limited

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: PM

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

NORTHWOODS CAPITAL IV, LIMITED
BY:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name: BRUCE MARTIN
Title: MANAGING DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

NORTHWOODS CAPITAL V, LIMITED
BY:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name: BRUCE MARTIN
Title: MANAGING DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

NORTHWOODS CAPITAL VI, LIMITED
BY:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
Name: BRUCE MARTIN
Title: MANAGING DIRECTOR

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PACIFICA CDO II, LTD.

By:	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PACIFICA CDO III, LTD.

By:	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PACIFICA CDO IV, LTD.

By:	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PACIFICA CDO V, LTD.

By:	/s/ Amy Adler
Name: Amy Adler
Title: Associate

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PACIFICA CDO VI, LTD.

By:	/s/ Amy Adler
	Name:	Amy Adler
	Title:	Associate

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO Bermuda US High Yield II (M)
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO Cayman Global High Income Fund
By:	Pacific Investment Management Company,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO Floating Income Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO GIS High Yield Bond Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO High Income Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO High Yield Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor for the PIMCO High Yield
Fund, acting through Investors Fiduciary Trust
Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PIMCO Private High Yield Portfolio
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Prospero CLO & B.V

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Prudential Series Fund Incorporated
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through State
Street Bank and Trust Company, in the
Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

PVIT High Yield Bond Portfolio
By:	Pacific Investment Management Company LLC, as its
Investment Advisor, acting through Investors Fiduciary
Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

RIVIERA FUNDING LLC

By:	/s/ Kristi Milton
Name: Kristi Milton
Title: Assistant Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Southport CLO, Limited
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

State Teachers Retirement System of Ohio
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Summit Lake CLO, LTD

By:	/s/ Wade Winter
Name: Wade Winter
Title: SVP

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

THE BANK OF NEW YORK

By:	/s/ Scott DeTraglia
Name:	Scott DeTraglia
Title:	Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Manuel Borges
Name: Manuel Borges
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as
Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

US High Yield Bond Fund I
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through The Bank
of New York in the Nominee Name of Hare & Co.

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

[ILLEGIBLE]

By:	/s/ John Randolph Watkins
Name: John Randolph Watkins
Title: Executive Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

[ILLEGIBLE]

By:	/s/ John Randolph Watkins
Name: John Randolph Watkins
Title: Executive Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Victoria Falls CLO, LTD

By:	/s/ Wade Winter
Name: Wade Winter
Title: SVP

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Waveland – INGOTS, LTD.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

WEST GATE HORIZONS LEVERAGED
LOAN MASTER FUND, L.P.

BY:	West Gate Horizons Advisors LLC,
as Investment Manager

By:	/s/ Cheryl Wasilewski
Name	Cheryl Wasilewski
Title:	Senior Credit Analyst

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

WESTERN ASSET FLOATING RATE HIGH INCOME FUND LLC

By:	/s/ [Illegible]
Name
Title:

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

WG HORIZONS CLO I

BY:	West Gate Horizons Advisors LLC,
As Manager

By:	/s/ Cheryl Wasilewski
Name	Cheryl Wasilewski
Title:	Senior Credit Analyst

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement

Wrigley CDO, Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Signature Page to First Amendment to
Roundy’s Supermarkets, Inc. A&R Credit Agreement